Note 23 - Subsequent Events	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Subsequent Events [Text Block]

23. Subsequent Events

In January 2023 the Company entered into a short-term loan facility to finance its 2023 Insurance Premium. The total amount available and drawn down under the facility is $1,077,135. The facility is repayable in nine monthly instalments which commenced in January 2023 and has an effective annual interest rate of 1.09%. The short-term borrowing is secured by proceeds of or payable under any insurance including proceeds or refunds from the cancellation or termination of any insurance.

There has been no other matter or circumstance that has occurred subsequent to period end that has significantly affected, or may significantly affect, the operations of the Company, the results of those operations or the state of affairs of the Company or in subsequent financial periods

Universal Biosensors, Inc.